Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement
[x]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Security Federal Corporation
------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                       Security Federal Corporation
------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]   No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                              N/A
------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                              N/A
------------------------------------------------------------------------------
(3)   Filing party:
                              N/A
------------------------------------------------------------------------------
(4)   Date filed:
                              N/A
------------------------------------------------------------------------------

                           June 19, 2000






Dear Fellow Stockholder:

     It is with great pleasure that I invite you to attend the Company's Annual Meeting of Stockholders, to be held on July 18, 2000 at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 2000, as well as an update on the progress we've made in achieving our longer term corporate goals.

     A critical aspect of the annual meeting is the stockholder vote on corporate business items. I urge you to exercise your voting rights as a stockholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

     Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                                      Sincerely,


                                      /s/T. Clifton Weeks
                                      T. Clifton Weeks
                                      Chairman

                   SECURITY FEDERAL CORPORATION
                      1705 Whiskey Road South
                    Aiken, South Carolina 29803
                          (803) 641-3000

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on July 18, 2000

     Notice is hereby given that the Annual Meeting of Stockholders ("Meeting") of Security Federal Corporation ("Company") will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 18, 2000, at 2:00 p.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.  The election of two directors of the Company; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record as of the close of business on June 13, 2000 are the stockholders entitled to receive notice of and to vote at the Meeting, and any adjournments thereof.

     A complete list of stockholders entitled to vote at the Meeting is available for the examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, from the date of this proxy statement through the Meeting.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/Robert E. Johnson
                                          Robert E. Johnson
                                          Secretary

Aiken, South Carolina
June 19, 2000
-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

                         PROXY STATEMENT

                   SECURITY FEDERAL CORPORATION
                      1705 Whiskey Road South
                    Aiken, South Carolina 29803
                          (803) 641-3000

                  ANNUAL MEETING OF STOCKHOLDERS
                           JULY 18, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of Stockholders of the Company ("Meeting"), which will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 18, 2000, at 2:00 p.m., Eastern time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 19, 2000. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.

Voting and Proxy Information
----------------------------

     Stockholders of record as of the close of business on June 13, 2000 ("Record Date"), will be entitled to one vote for each share of common stock of the Company ("Company Common Stock") then held. As of the close of business on the Record Date, there were 842,120 shares of Company Common Stock issued and outstanding. A majority of the shares of Company Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker non-votes will be counted for purposes of the existence of a quorum.

     All shares of Company Common Stock represented at the Meeting by properly executed and dated proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed and dated proxies will be voted for the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     If a stockholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares of Company Common Stock in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Company Common Stock allocated to the participant's plan account are to be voted.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Stockholders are not entitled to cumulate their votes in the election of directors. Broker non-votes have no effect on the election of directors.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the close of business on the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Company Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. The table also sets forth, as of the close of business on the Record Date, information as to the shares of Company Common Stock beneficially owned by each director, the "named executive officer" of the Company, and all executive officers and directors of the Company as a group.

                                            Shares Beneficially    Percent
Beneficial Owners                                Owned(1)          of Class
-----------------                                --------          --------
Beneficial Owners of More Than 5%

T. Clifton Weeks(2)(3)                           100,610            11.95%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr.(4)              70,800             8.41
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks(5)                                65,772             7.81
P.O. Box 365
Barnwell, SC  29812

Timothy W. Simmons(3)(6)                          54,171             6.43
P.O. Box 277
Aiken, SC  29802

Directors

Gasper L. Toole III(7)                            34,000             4.04
Thomas L. Moore(8)                                 2,028             0.24
Harry O. Weeks, Jr.(9)                            29,048             3.45
Robert E. Alexander                                1,200             0.14
William Clyburn                                      688             0.08

All directors and executive
 officers as a group (11 persons)(10)            236,727            28.11
_______________
(1) Includes shares held directly, as well as indirectly by spouses, minor children and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting and investment power.

                      (footnotes continued  on following page)

(2) T. Clifton Weeks, the Chairman of the Board of the Company and the Bank, is the father-in-law of Timothy W. Simmons. Includes 1,984 shares held directly and 98,626 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power.
(3) On February 3, 1993, Messrs. T. Clifton Weeks and Simmons and certain members of their families received approval from the Office of Thrift Supervision ("OTS") with respect to their ownership of a total of 117,567 shares of Company Common Stock.
(4) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares held jointly.
(5) Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a Director of the Company. The amount disclosed includes 15,200 shares held by his wife.
(6) Mr. Simmons is President, Chief Executive Officer and a Director of the Company and the Bank. Includes 27,502 shares held directly, 22,882 shares held by his wife, and 3,787 shares allocated to Mr. Simmons' account under the Company's ESOP. Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Simmons was the Company's only "named executive officer" for the fiscal year ended March 31, 2000.
(7) Includes 7,000 shares held by his wife. On December 14, 1992, Mr. Toole and certain members of his family received approval from the OTS with respect to their ownership of a total of 59,537 shares of Company Common Stock.
(8)    Includes 760 shares held by his wife.
(9) Includes 900 shares held by his wife and 3,200 shares held in trust for Allison Weeks.
(10) Includes 4,427 shares allocated to individual accounts of executive officers pursuant to the ESOP.

                   PROPOSAL I -- ELECTION OF DIRECTORS
                   -----------------------------------

     The Company's Board of Directors consists of seven directors. Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

     The following table sets forth information as of the close of business on the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the two candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                        Director of     Term
                                Positions Held in the    Company         to
    Name                  Age   Company and the Bank     Since(1)      Expire
    -----                 ----  ---------------------     -------    ------

                                     NOMINEES
                                     --------

Timothy W. Simmons         53   President, Chief Executive
                                Officer and Director of
                                the Company and the Bank   1983      2003(2)

T. Clifton Weeks           72   Chairman of the Board of
                                the Company and the Bank   1958      2003(2)

                       (table continued on following page)

                                                         Director of     Term
                            Positions Held in the        Company          to
    Name              Age   Company and the Bank         Since(1)      Expire
    ----             ----   ----------------------       ---------     ------

                            CONTINUING DIRECTORS
                            --------------------

Gasper L. Toole III   73    Director and Vice President
                            of the Company and the Bank     1958       2001

Thomas L. Moore       49    Director of the Company
                            and the Bank                    1990       2001

Harry O. Weeks, Jr.   59    Director of the Company
                            and the Bank                    1978       2002

Robert E. Alexander   59    Director of the Company
                            and the Bank                    1988       2002

William Clyburn       58    Director of the Company
                            and the Bank                    1993       2002
----------------
(1)  Includes service on the Board of Directors of the Bank.
(2)  Assuming re-election at the Meeting.

     The principal occupation of each of the directors during the last five years is as follows:

     Timothy W. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected as President and Chief Operating Officer of the Bank in January 1987 and has served in these capacities since March 1987. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank. Mr. Simmons served as Executive Vice President of Lyon-Croft-Weeks from 1980 until March 1992 (when the company closed) and has served as a director of Lyon-Croft-Weeks & Hunter Insurance, Inc. and L-C-W Corp., a finance company, from 1980 to 1995.

     T. Clifton Weeks has been Chairman of the Board of the Company since 1987 and was Chief Executive Officer of the Company from 1987 until June 1994. Mr. Weeks has served as Chairman of the Board of the Bank since January 1987 and was Chief Executive Officer from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958. In addition, Mr. Weeks served as Chairman of the Board of Lyon-Croft-Weeks until March 1992 (when the company closed) and L-C-W Corp. and L-C-W Development Corp. (a wholly owned subsidiary of L-C-W Corp.), a real estate development company that owns commercial real estate, and Chairman of the Board of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995.

     Gasper L. Toole III is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

     Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

     Harry O. Weeks, Jr. is an Insurance Agent and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Mr. Weeks was President of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995. He also served on the Board of Directors of Lyon-Croft-Weeks, a real estate and property management company, until March 1992 (when the company closed).

     Robert E. Alexander is the Chancellor of the University of South Carolina-Aiken, Aiken, South Carolina.

     William Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1985 to June 1994.

Executive Officers Who Are Not Directors of the Company or the Bank
-------------------------------------------------------------------

     The following information as to the principal occupation(s) during the past five years is supplied with respect to executive officers of the Bank who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

     Thomas C. Clark, age 43, has been Senior Vice President - Retail Banking since January 1, 1994. He held the position of Vice President - Consumer/Commercial Loans from July 1992 to January 1994. Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank from 1979 to 1993 and was the City Executive of its Aiken, South Carolina office from 1988 to 1993.

     Frank Thomas, age 53, has been Senior Vice President -Mortgage Lending since March 1999. From September 1994 to March 1999, Mr. Thomas served as Vice President in Commercial Loans and Business Development as well as Banking Center Coordinator from January 1996 to April 1998. Prior to joining the Bank, Mr. Thomas was Vice President of Mortgage Lending for Palmetto Federal Savings Bank, Aiken, South Carolina, from August 1984 to August 1994.

     Roy G. Lindburg, age 39, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995. Prior to joining the Company, Mr. Lindburg was Vice President and Chief Financial Officer of Keokuk Bancshares, Inc. and First Community Bank, FSB located in Keokuk, Iowa, from May 1986 to December 1994 and Vice President and a Director at Galva Federal Savings located in Galva, Illinois, from March 1984 to April 1986.

     Floyd Blackmon, age 59, has been Senior Vice President - Operations since March 1999, having served as Vice President of that department since January 1998. Prior to joining the Bank, Mr. Blackmon was Senior Vice President of Operations for ComSouth Bankshares, Inc., Columbia, South Carolina from March 1989 to July 1997.

Board of Directors' Meetings and Committees
-------------------------------------------

     Meetings and Committees of the Company. During the fiscal year ended March 31, 2000, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75% of the meetings held by the Board of Directors or all committees on which he served, except for Director Clyburn who was absent for four Board of Directors' meetings. Mr. Clyburn, who serves in the State House of Representatives, was excused from the Board meetings due to critical legislative meetings. The Company has standing Executive, Audit, Stock Option and Incentive Plan Administrative and Proxy committees.

     The Executive Committee, comprised of Directors T. Clifton Weeks, Toole, Alexander and Simmons, meets on an as needed basis to handle matters arising between Board meetings. This Committee met three times during fiscal 2000.

     The Audit Committee, comprised of Directors Harry O. Weeks, Jr., Moore and Clyburn, meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This Committee met once during fiscal 2000.

     The Stock Option and Incentive Plan Administrative Committee is composed of Directors Harry O. Weeks, Jr., Toole and Alexander, who are non-employee directors of the Company and are not eligible to receive awards under the Company's Stock Option Plan. This Committee met three times during fiscal 2000.

     The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's stockholders. The Committee met once during fiscal 2000.

     Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 2000. During fiscal 2000, no director attended fewer than 75% of the total number of meetings held by the Board of Directors or all committees of the Board of Directors on which he served, except for Director Clyburn who was absent for four Board of Directors' meetings. Mr. Clyburn, who serves in the State House of Representatives, was excused from the Board meetings due to critical legislative meetings. The Board of Directors has standing Executive, Audit and Compensation committees.

     The Executive Committee of the Board of Directors of the Bank is composed of T. Clifton Weeks as Chairman and Directors Toole, Alexander and Simmons.
To the extent authorized by the Board of Directors and by the Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. The Executive Committee also serves as the Loan Committee for the Bank. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 23 times during fiscal 2000.

     The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Directors Harry O. Weeks, Jr., Moore and Clyburn. The Audit Committee met ten times during fiscal 2000.

     The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks, Simmons, Toole and Alexander. This Committee met five times during fiscal 2000.

Compensation of Directors
-------------------------

     The Company does not compensate the members of its Board of Directors for service on the Board or committees. The Directors of the Bank receive fees of $667.67 per month. Members of the Executive Committee receive $780 per month for membership on this Committee. Members of the Audit Committee receive $113 per meeting attended. No fee is paid for membership on the Bank's Compensation Committee.

Compensation of Executive Officers
----------------------------------

     The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank.


     Summary Compensation Table.  The following table sets forth for the last three fiscal years, the compensation paid by the Bank to or accrued for the benefit of Mr. Simmons.

                                                                                  Long-term
                                                                                 Compensation
                                           Annual Compensation                     Awards
                                 -------------------------------------------     -------------
                                                                Other Annual        Number      All Other
                                            Salary    Bonus      Compensation         of     Compensation
Name and Position                Year      ($)(1)      ($)          ($)(2)      Options(#)(3)    ($)(4)
-----------------                ----       ------    -----     -------------   ------------- -----------

Timothy W. Simmons               2000     $110,545     $   --    $   --         3,000           $15,180
 President, Chief Executive      1999      105,840         --        --             -            14,256
 Officer and Director of the     1998      103,723         --        --            --             9,790
  Company and the Bank
--------------------
(1)    Salary includes Board fees of $7,738, $7,538 and $7,275 for fiscal 2000, 1999 and 1998, respectively.
(2)    Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3)    Represents  the number of options granted on September 21, 1999 and consists of 1,000 nonqualified options and 2,000 qualified options.  The nonqualified options vest at a rate of 20% per  year over five years beginning October 1, 2004.  The qualified options vest at a rate of 100% during the  period from October 1, 2003 through September 30, 2004.
(4)    All other compensation during fiscal 2000 represents deferred compensation pursuant to the
       Company's 401(k) Plan of $6,624, employer contributions to the 401(k) Plan of $5,934 and to the ESOP of  $2,622.

     Option Grant Table.  The following information is provided for Mr. Simmons.

                        Number of         Percent of Total
                        Securities        Options Granted
                        Underlying         to Employees        Exercise           Expiration
Name                  Options Granted       in Fiscal Year      Price                Date
----                  ---------------      ---------------     --------           ----------
Timothy W. Simmons
  Nonqualified options     1,000                 2.86%           $50.00             9/30/09
  Qualified options        2,000                 5.71             55.00             9/30/04




     Option Exercise/Value Table.  The following information is provided for Mr. Simmons.

                                                     Number of
                                               Securities Underlying              Value of Unexercised
                       Shares                  Unexercised Options                In-the-Money Options
                    Acquired on     Value      at Fiscal Year End(#)              at Fiscal Year End($)
                                               ---------------------------    ---------------------------
   Name             Exercise (#)  Realized($)  Exercisable   Unexercisable    Exercisable  Unexercisable
   ----             ------------  -----------  -----------   -------------    -----------  -------------

Timothy W. Simmons
    Nonqualified         --          --            --          1,000              --         $10,000(1)
    Qualified            --          --            --          2,000              --          10,000(2)

-------------
(1)    The exercise price on the option grant date was $50.00.  The price of the Common Stock at
       March 31, 2000 was $60.00.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.
(2)    The exercise price on the option grant date was $55.00.  The price of the Common Stock at
       March 31, 2000 was $60.00.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

                                                           7

     Salary Continuation Agreement. The Company and the Bank have entered into a salary continuation agreement with Timothy W. Simmons. The agreement is for a term of one year. However, upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

     For purposes of the agreement, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a Change of Control occurred on March 31, 2000, the aggregate amount due and payable to Mr. Simmons would have been approximately $414,000.

Certain Transactions
--------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect. At March 31, 2000, loans to all employees, officers and directors of the Bank totalled $1.3 million, or 6.68% of the Company's total stockholders' equity.

     Director T. Clifton Weeks and the wife of Mr. Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $26,694 in rent, none of which represents property taxes from the Bank during fiscal 2000. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.

          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
          -------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of the shares of Company Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the Company. Based solely on a review of the reports and written representations provided to the Company by the persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2000.

                       STOCKHOLDER PROPOSALS
                       ---------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 21, 2001. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to stockholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                           OTHER MATTERS
                           -------------

     Representatives of Elliot, Davis & Company, LLP are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should they desire to do so.

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone, without additional compensation.

     The Company's Annual Report to Stockholders, including consolidated financial statements, accompanies this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

                            FORM 10-KSB
                            -----------

     A copy of the Annual Report on Form 10-KSB as filed with the SEC will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/Robert E. Johnson
                                     Robert E. Johnson
                                     Secretary

Aiken, South Carolina
June 19, 2000

                          REVOCABLE PROXY
                   SECURITY FEDERAL CORPORATION

                  ANNUAL MEETING OF STOCKHOLDERS
                           July 18, 2000

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 18, 2000, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, as follows:

                                                            VOTE
                                                            FOR    WITHHELD
                                                            ---    --------
  1. The election as directors of the nominee listed
     below (except as marked to the contrary below).
                                                            [ ]       [ ]


            Timothy W. Simmons
            T. Clifton Weeks

            INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.

            ---------------------------------------------

            ---------------------------------------------


  The Board of Directors recommends a vote "FOR" the above proposal.

-----------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-----------------------------------------------------------------------------

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and an Annual Report to Stockholders.

Dated:                           , 2000
      ---------------------------              -------------------------
                                               PRINT NAME OF STOCKHOLDER

                                               -------------------------
                                               SIGNATURE OF STOCKHOLDER

                                               -------------------------
                                               PRINT NAME OF STOCKHOLDER

                                               -------------------------
                                               SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

-----------------------------------------------------------------------------
  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                        POSTAGE-PREPAID ENVELOPE.
-----------------------------------------------------------------------------